UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

TELA Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39130	45-5320061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Great Valley Parkway, Suite 24 Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 320-2930

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TELA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 8, 2026, TELA Bio, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of September 8, 2026, the record date for the Special Meeting, there were 45,143,410 outstanding shares of the Company’s common stock, par value $0.001 per share. The Special Meeting was conducted virtually, and the following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting, which are described in detail in the Company’s Proxy Statement.

As previously reported by the Company on Current Form 8-K, on October 5, 2026, the Company received a letter from The Nasdaq Stock Market LLC stating that the Company has regained compliance with the minimum bid price requirement for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1). As a result, the Company does not intend to effect the reverse stock split at this time.

(a)            Proposal 1 – Approval of an amendment to the Company’s Certificate of Incorporation to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares by a ratio of not less than one-for-five and not more than one-for-fifteen, with the exact ratio to be set within this range by the Board, in its sole discretion. The amendment to the Company’s Certificate of Incorporation was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,515,571	80,512	1,737,011	0

(b)           Proposal 2 - Approval of an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal 1. The adjournment was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,757,679	123,860	1,451,555	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELA BIO, INC.

By:	/s/ Heather Getz
Name:	Heather Getz
Title:	Chief Executive Officer and Director

Date: October 8, 2026